UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2010

OTEEGEE INNOVATIONS, INC.
 (Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-149552	75-3266961
(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155
Las Vegas, NV, 89103
_______________________________________________
(Address of principal executive offices and zip code)

1-800-854-7970
____________________________________________
(Registrant’s telephone number including area code)
_______________________________
(Former Name and Former Address)

Copy to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 29, 2010, Oteegee Innovations, Inc., a Nevada corporation (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Alain Champagne and other parties to acquire a One Hundred (100%) interest in the Abigail Lithium Project located in the James Bay, Quebec region of Canada. It is covered by NTS sheets 320/12 and 320/13.  The property is made up of 222 map-designated cells totaling 11,844 hectares.  Pursuant to the Agreement, the Company will issue a total of 15,000,000 shares of common stock plus an additional payment of $250,000 in cash with $100,000 payable 90 days from the closing of the Agreement and $150,000 payable 180 days from the closing of the Agreement.  In addition, the Company has agreed to a minimum initial exploration work budget of $300,000 to commence no later than May 16, 2011.  The Company has agreed to pay the Selling group a three (3%) royalty on any commercial producing mineral deposit

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement set forth in Item 1.01, on November 29, 2010, we issued a total of 15,000,000 shares of our Common Stock to Alain Champagne, Therese Proulx, Francois Champagne, Nicole Arpin, Richard Robillard, Victor Cantore, and Paule Francoeur.

Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Agreements attached as exhibits to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

10.1           Asset Purchase Agreement
10.2           Abigail Property Executive Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAY BY THE DAY HOLDINGS, INC.

Date: December 3, 2010	By:	/s/ Jordan Starkman
Jordan Starkman
Chief Executive Officer